Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  10/15/97
Collection Period ending 09/30/97

A.       Original Deal Parameter Inputs
-------------------------------------------------------------------------------
(A)      Closing Date of the Transaction                               03/31/97
(B)      Initial Pool Balance                                    $99,998,957.15
(C)      Initial Class A-1 Note Balance                             $555,750.00
(D)      Initial Class A-2 Note Balance                             $299,250.00
(E)      Initial Certificate Balance                                $145,000.00
(F)      Class A-1 Spread to LIBOR                                        0.14%
(G)      Class A-1 Interest Rate Cap                                     11.00%
(H)      Class A-2 Rate                                                   6.75%
(I)      Pass-Through Rate                                                6.75%
(J)      Servicing Fee Rate                                               2.50%
(K)      Security Insurer's Premium                                       0.35%
(L)      Original Weighted Average Coupon (WAC)                          19.08%
(M)      Original Weighted Average Remaining Term (WAM)                      41
(N)      Number of Contracts                                              10456
(O)      Spread Account
         (i)   Spread Account Initial Deposit Percentage                  3.00%
         (ii)  Spread Account Initial Deposit in Cash             $3,000,000.00

B.       Inputs from Previous Monthly Servicer Reports
-------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)   Pool Balance                                      $75,507,125.58
         (ii)  Pool Factor                                            0.7550791
(B)      Class A-1 Notes
         (i)   Pool Balance                                      $33,531,413.03
         (ii)  Pool Factor                                            0.6033543
(C)      Class A-2 Notes
         (i)   Pool Balance                                      $29,925,000.00
         (ii)  Pool Factor                                             1.000000
(D)      Certificates
         (i)   Pool Balance                                      $14,500,000.00
         (ii)  Pool Factor                                             1.000000
(E)      Carryover Shortfall
         (i)   Class A-1 Interest Carryover Shortfall                     $0.00
         (ii)  Class A-1 Principal Carryover Shortfall                    $0.00
         (iii) Class A-2 Interest Carryover Shortfall                     $0.00
         (iv)  Class A-2 Principal Carryover Shortfall                    $0.00
         (v)   Certificate Interest Carryover Shortfall             $462,733.81
         (vi)  Certificate Principal Carryover Shortfall          $2,449,287.45
(F)      Spread Account Balance                                   $6,864,743.74
(G)      Unpaid Balance of Prior Draws Owed to Surety Provider            $0.00
(H)      Delinquency Ratio Test
         (i)   Second Preceding Monthly Period                           10.26%
         (ii)  Preceding Monthly Period                                   9.37%
(I)      Default Rate Test
         (i)   Second Preceding Monthly Period                           30.74%
         (ii)  Preceding Monthly Period                                  26.94%
(J)      Net Loss Rate Test
         (i)   Second Preceding Monthly Period*                          -0.76%
         (ii)  Preceding Monthly Period                                  16.92%
(K)      Weighted Average Coupon of Remaining Portfolio (WAC)            19.05%
(L)      Weighted Average Remaining Term of
          Remaining Portfolio (WAM)                                          37
(M)      Number of Contracts                                              9,351

         *Adjustment of Prior Month per FSA

                                       1                               10/10/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     10/15/97
Collection Period ending 09/30/97

C.       Inputs from the System
-------------------------------------------------------------------------------
(A)      Trust Receivables
         (i)   Principal Payments Received                        $2,586,010.02
         (ii)  Interest Payments Received                         $1,132,779.62
         (v)   Cram Down Losses                                           $0.00
         (vi)  Late Fees                                             $22,995.14
         (vii) Mandatory Redemption                                       $0.00
         (viii)Other Fees                                             $9,966.39
         (ix)  Other  Funds Collected                                  37859.90
(B)      Liquidated Receivables
         (i)   Principal Balance of Liquidated Receivables         1,373,376.91
         (ii)  Interest Due and Unpaid on the
               Liquidated Receivables                                     $0.00
         (iii) Number of Liquidated Receivables                             203
(D)      Liquidation Proceeds
         (i)   Allocated to Interest                                  $2,155.45
         (ii)  Allocated to Principal                               $304,847.82
         (iii) Allocated to Fees                                          $0.00
(G)      Recoveries                                                 $200,564.58
(H)      Purchased Receivables
         (i)   Principal Portion of the Purchase Amount              $34,119.89
         (ii)  Interest Portion of the Purchase Amount                    $0.00
         (iii) Number of Purchased Receivables                                4
(I)      Adjustment to Prior Month Certificate                            $0.00
(J)      One Month LIBOR Rate                                          5.65625%
(K)      Floating Rate Interest Accrual Period                               30
(L)      Fixed Rate Interest Accrual Period                                  30
(M)      Weighted Average Coupon of Remaining Portfolio (WAC)          19.0547%
(N)      Weighted Average Remaining Maturity
          of Remaining Portfolio (WAM)                                       36
(O)      Remaining Number of Contracts                                    9,188
(P)      Defaulted Receivables
         (i)   Principal Amount of Defaulted Receivables           $1510,335.19
         (ii)  Number of Defaulted Receivables                              164
(Q)      31 Days or More Delinquent Purchased Receivables            $25,365.85
(R)      Delinquent Receivables                        Contracts         Amount
                                                   ----------------------------
         (i)   30-59 Days Delinquent                      586     $5,008,113.56
         (ii)  60-89 Days Delinquent                      138     $1,282,777.01
         (iii) 90 Days or More Delinquent                   0             $0.00
(S)      Owner Trustee and Indenture Trustee Fee
          not Paid by Servicer **                                       $625.00
(T)      Occurrence of an Event of Default                                  YES
(U)      Occurrence of an Insurance Event of Default                        YES

**Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

                                       2                               10/10/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of 10/15/97
Collection Period ending 09/30/97

I.       Total Distribution Amount
-------------------------------------------------------------------------------
(A)      Regular Principal Distribution Amount                    $4,298,354.64
(B)      Realized Losses                                          $1,373,376.91
(C)      Interest Distribution Amount                             $1,335,499.65
(D)      Fees Collected                                              $70,821.43
(E)      Investment Earnings on Collection Account                   $15,032.17
(F)      Total Distribution Amount                                $4,346,330.98

II.      Draw on Credit Enhancements
-------------------------------------------------------------------------------
(A)      Withdrawals from Spread Account                            $103,353.54
(B)      Draw on the Insurance Policy                                     $0.00
(C)      Total Draw on Credit Enhancement                           $103,353.54

III.     Monthly Distributions & Direction to Trustee
-------------------------------------------------------------------------------
(A)      Servicing Fees                                             $205,300.21
               Base Servicing Fee                    $157,306.51
               Supplemental Servicing Fee             $47,993.70
(B)      Fees Paid to Indenture and Owner Trustee *                     $625.00
(C)      Class A-1 Interest Distributable Amount                    $161,963.71
(D)      Class A-2 Interest Distributable Amount                    $168,328.13
(E)      Class A-1 Monthly Principal Distributable Amount:        $3,868,519.18
(F)      Class A-2 Monthly Principal Distributable Amount:                $0.00
(G)      Certificateholders' Interest Distributable Amount                $0.00
(H)      Certificateholders' Principal Distributable Amount               $0.00
(I)      Monthly Security Insurer's Premium                          $18,508.13
         Monthly Security Insurer's Premium Supplement               $26,440.17
(J)      Unreimbursed prior draws on the Insurance Policy                 $0.00
(K)      Deposits into the Spread Account                                 $0.00
         Deposit into Spread Account from Interest Claim             $16,832.79
(M)      Withdrawls from the Spread Account                         %103,353.55
(N)      All remaining amount to the Collateral Agent                     $0.00

IV.      Carryover Shortfall Accounts
-------------------------------------------------------------------------------
                                                     BOP            EOP
(A)      Class A-1 Interest Carryover Shortfall            $0.00          $0.00
(B)      Class A-1 Principal Carryover Shortfall           $0.00          $0.00
(C)      Class A-2 Interest Carryover Shortfall            $0.00          $0.00
(D)      Class A-2 Principal Carryover Shortfall           $0.00          $0.00
(E)      Certificate Interest Carryover Shortfall    $462,733.81    $546,899.20
(F)      Certificate Principal Carryover Shortfall $2,449,287.45  $2,879,122.92

V.       Pool Balance and Portfolio Information
-------------------------------------------------------------------------------
                                                     BOP            EOP
(A)      Pool Balance                             $75,507,125.58 $71,208,770.94
(B)      Pool Factor                                   0.7550791      0.7120951
(E)      Balance of the Class A-1 Notes           $33,531,413.03 $29,662,893.85
(F)      Note Pool Factor of Class A-1 Notes           0.6033543      0.5337453
(G)      Balance of the Class A-2 Notes           $29,925,000.00 $29,925,000.00
(H)      Note Pool Factor of Class A-2 Notes           1.0000000      1.0000000
(I)      Certificate Balance                      $14,500,000.00 $14,500,000.00
(J)      Certificate Pool Factor                       1.0000000      1.0000000


* Bankers Trust fee of $5,000 annually & Wilmington Trust fee of $2,500 annually

                                       3                               10/10/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of  10/15/97
Collection Period ending 09/30/97


VI.      Spread Account Information
-------------------------------------------------------------------------------
(A)      Beginning Balance                                        $6,864,743.74
(B)      Required Spread Account Balance (Requisite Amount)       $9,257,140.22
(C)      Deposit into Spread Account                                      $0.00
         Deposit into Spread Account from Interest Claim             $16,832.79
(D)      Investment Earnings on Spread Account                       $29,766.39
(E)      Spread Account Released to Collection Account              $103,353.54
(F)      Spread Account Released to Depositor                             $0.00
(G)      Ending Balance                                           $6,807,989.38

VII.     Unreimbursed Draws on the Insurance Policy
-------------------------------------------------------------------------------
(A)      Beginning Balance                                                $0.00
(B)      Reimbursement of Prior Draws                                     $0.00
(C)      Current Unpaid Insurance Premium                                 $0.00
(D)      Additional Draws on the Insurance Policy                         $0.00
(E)      Ending Balance                                                   $0.00

VIII.    Portfolio Performance Tests
-------------------------------------------------------------------------------
(A)      Delinquency Ratio
         (i)   Second Preceding Monthly Period                           10.26%
         (ii)  Preceding Monthly Period                                   9.37%
         (iii) Current Monthly Period                                     8.83%
         (iv)  3 Month Rolling Average                                    9.49%
         (v)   Delinquency Trigger Indicator                  NO
(B)      Default Rate
         (i)   Second Preceding Monthly Period                           30.74%
         (ii)  Preceding Monthly Period                                  26.94%
         (iii) Current Monthly Period                                    25.12%
         (iv)  3 Month Rolling Average                                   27.60%
         (v)   Default Trigger Indicator                     YES
(C)      Net Loss Rate
         (i)   Second Preceding Monthly Period                           -0.76%
         (ii)  Preceding Monthly Period                                  16.92%
         (iii) Current Monthly Period                                    19.19%
         (iv)  3 Month Rolling Average                                   11.78%
         (v)   Net Loss Trigger Indicator                    YES
(D)      Trigger Event as of prior Determination
           Date cured as of this Determination Date                         N/A

IX.      Other Information
-------------------------------------------------------------------------------
(A)      Servicing Fee due but unpaid                                     $0.00
(B)      Aggregate Realized Losses for the second
           Preceding Period                                               $0.00
(C)      Deficiency Claim determined                                         NO
(D)      Listing of Warranty Receivables and
          Administrative Receivables                                        N/A
(E)      Listing of Receivables which became
          Liquidated Receivables                           under separate cover
(F)      Listing of Receivables which Paid in Full         under separate cover



Date:                          10/10/97
LSI FINANCIAL GROUP, as Subservicer


/s/ Rose Cundall              Sr. V.P.
--------------------------------------------
Officer                        Title

                                       4                               10/10/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     10/15/97
Collection Period ending 09/30/97

Distribution Date                                                      10/15/97

(1)      The amount of the distribution allocable to
         interest on the Class A-1 Notes (Per $1,000 of
         initial principal amount of Class A-1 Notes):                    $2.91

(2)      The amount of the Noteholders' Interest
         Carryover Shortfall allocable to the Class A-1
         Notes (Per $1,000 of initial principal amount of
         Class A-1 Notes):                                                $0.00

(3)      The amount of the distribution allocable to
         interest on the Class A-2 Notes (Per $1,000 of
         initial principal amount of Class A-2 Notes):                    $5.63

(4)      The amount of the Noteholders' Interest
         Carryover Shortfall allocable to the Class A-2
         Notes (Per $1,000 of initial principal amount of
         Class A-2 Notes):                                                $0.00

(5)      The amount of the distribution allocable to
         principal of the Class A-1 Notes (Per $1,000 of
         initial principal amount of Class A-1 Notes):                   $69.61

(6)      The amount of the Noteholders' Principal
         Carryover Shortfall allocable to the Class A-1
         Notes (Per $1,000 of initial principal amount of
         Class A-1 Notes):                                                $0.00

(7)      The amount of the distribution allocable to
         principal of the Class A-2 Notes (Per $1,000 of
         initial principal amount of Class A-2 Notes):                    $0.00

(8)      The amount of the Noteholders' Principal
         Carryover Shortfall allocable to the Class A-2
         Notes (Per $1,000 of initial principal amount of
         Class A-2 Notes):                                                $0.00

(9)      The amount of the distribution allocable to
         interest on the Certificates (Per $1,000 of
         initial principal amount of Certificates):                       $0.00

(10)     The amount of the Certificateholders' Interest
         Carryover Shortfall (Per $1,000 of initial
         principal amount of Certificates):                              $37.72

(11)     The amount of the distribution allocable to
         principal of the Certificates (Per $1,000 of
         initial principal amount of Certificates):                       $0.00

(12)     The amount of the Certificateholders' Principal
         Carryover Shortfall (Per $1,000 of initial
         principal amount of Certificates):                             $198.56

(13)     The amount, if any, of the distribution payable
         pursuant to a claim under the Policy (Per $1,000
         of initial principal amount of Notes &
         Certificates):                                                   $0.00

(14)     The aggregate outstanding principal balance of
         Class A-1 Notes after giving effect to all
         payments reported under (3) above on such date:         $29,662,893.85

(15)     The aggregate outstanding principal balance of
         Class A-2 Notes after giving effect to all
         payments reported under (4) above on such date:         $29,925,000.00

(16)     The aggregate outstanding principal balance of
         Certificates after giving effect to all payments
         reported under (6) above on such date:                  $14,500,000.00

(17)     The Note Pool Factor for the Class A-1 Notes
         after giving effect to all payments reported
         under (3) above on such date:                                0.5337453

(18)     The Note Pool Factor for the Class A-2 Notes
         after giving effect to all payments reported
         under (4) above on such date:                                1.0000000

(19)     The Certificates Pool Factor for the
         Certificates after giving effect to all payments
         reported under (6) above on such date:                       1.0000000

(20)     The Pool Balance as of the close of business on
         the last day of the related Collection Period:          $71,208,770.94

(21)     The Pool Factor as of the close of business on
         the last day of the related Collection Period:               0.7120951

                            1                                          10/10/97

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-1
Monthly Servicing Report
Distribution Date of     10/15/97
Collection Period ending 09/30/97

(22)     The amount of the Servicing Fee and the amount
         of any fees paid to the Owner Trustee or the
         Indenture Trustee from monies on deposit in the
         Collection Account:                                        $205,925.21

(23)     The amount of the Servicing Fee paid and/or due
         but unpaid (Per $1,000 of initial Pool Balance):                 $2.05

(24)     The amount of any deposit to the Spread Account:                 $0.00

(25)     The amount and application of any funds
         withdrawn from the Spread Account:                         $103,353.54

(26)     The amount on deposit in the Spread account
         (Cash & Receivables) after giving effect to all
         distributions to and withdrawals from the Spread
         Account on such date:                                    $6,807,989.38

(27)     The amount of aggregate Realized Losses, if any,
         for the related Collection Period:                       $1,373,376.91

(28)     The amount of Cram Down Losses, if any, for the
         related Collection Period:                                       $0.00

(29)     The aggregate principal balance of all
         Receivables that became Liquidated Receivables
         during the related Collection Period:                    $1,373,376.91

(30)     The aggregate principal balance of all
         Receivables that became Purchased Receivables
         during the related Collection Period:                       $34,119.89

(31)     The aggregate Purchase Amounts for Receivables,
         if any, that were purchased during or with
         respect to such Collection Period:                          $34,119.89

(32)     The aggregate principal balance of Receivables
         that are 31 to 59 days delinquent:                       $5,008,113.56

(33)     The aggregate principal balance of Receivables
         that are 60 to 89 days delinquent:                       $1,282,777.01

(34)     The aggregate principal balance of Receivables
         that are 90 days or more delinquent:                             $0.00

(35)     The Class A-1 Notes Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                       $0.00

(36)     Change in the Class A-1 Notes Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                            $0.00

(37)     The Class A-1 Notes Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payments on such Distribution Date:                           $0.00

(38)     Change in the Class A-1 Notes Principal
         Carryover Shortfall Balance, if any, after
         giving effect to payment on such Distribution Date:              $0.00

(39)     The Class A-2 Notes Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                       $0.00

(40)     Change in the Class A-2 Notes Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                            $0.00

(41)     The Class A-2 Notes Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payments on such Distribution Date:                           $0.00

(42)     Change in the Class A-2 Notes Principal
         Carryover Shortfall Balance, if any, after
         giving effect to payment on such Distribution Date:              $0.00

(43)     The Certificates Interest Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                 $546,899.20

(44)     Change in the Certificates Interest Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                      ($84,165.39)

(45)     The Certificates Principal Carryover Shortfall
         Balance, if any, after giving effect to payments
         on such Distribution Date:                                $2,879,122.92

(46)     Change in the Certificates Principal Carryover
         Shortfall Balance, if any, after giving effect
         to payment on such Distribution Date:                     ($429,835.47)